                                                                   Exhibit 10.14

                                                                  Execution Copy





                           -------------------------

                             Cooperation Agreement

                           -------------------------

                                    between



              Sohu ITC Information Technology (Beijing) Co., Ltd.



                                      and



           Beijing Sohu Online Network Information Services Co., Ltd.





                               TransAsia Lawyer
                                  June , 2000

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THIS COOPERATION AGREEMENT (this "Agreement") is made on this day of June 2000 in Beijing, People's Republic of China ("PRC")

by and between

(1) Sohu ITC Information Technology (Beijing) Co., Ltd., a wholly foreign-owned company, duly established and registered under the laws of the PRC with its registered address at Suite 1519, Tower 2 Bright China Chang An Building, 7 Jianguomen Nei Avenue, Beijing 100005, PRC ("Party A")

and

(2) Beijing Sohu Online Network Information Services Co., Ltd., a limited liability company duly established and registered under the laws of the PRC with its registered address at No 7, Beibingmasi Hutong, Dongcheng District, Beijing 100027, PRC ("Party B")

(individually a "Party" and collectively the "Parties").

WHEREAS
-------

A. Party A is engaged in the development of technology and provision of services relating to Internet portals, e-commerce and online advertising, as well as the development and application of Internet software and on-line databases. Party A has accumulated operational and managerial expertise in these areas and has acquired advanced technology, especially through the development of the Chinese language Internet portal www.Sohu.com (the
                                                  -------------------
     "Website").

B. Party B is engaged in the development of computer hardware, technical support and services, and has obtained a license to operate as an Internet content provider to engage in the provision of Internet information services, including the collection, classification and supervision of Website content.

C. Based on the requirements of the relevant government departments, the Parties, through mutual consultation, agreed on June, 2000 to restructure their respective assets and business (see the attached agreement) in view of their respective areas of expertise and the development stage of the Website.

D. Party A undertakes to provide technical support and assistance to Party B in respect of Party B's Internet information services, in exchange for which Party B undertakes to provide Internet information services to Party A.

THE PARTIES THEREFORE AGREE AS FOLLOWS:

1.   Nature and Objectives of Cooperation
     ------------------------------------

     By complementing each other's respective areas of expertise and market

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Cooperation Agreement

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     position, the Parties intend hereunder to strengthen cooperation in such business areas as content development, application services and e-commerce.

2.   Content of Cooperation
     ----------------------

     2.1  Technical Services and Support
          ------------------------------

          2.1.1 Party A undertakes to provide to Party B exclusive technical services and support for its Internet information service business, which shall relate, but not be limited to, the following areas:

                 2.1.1.1  portal website technology;

                 2.1.1.2  website server application software;

                 2.1.1.3  systems solutions; and

                 2.1.1.4 training of technical personnel and provision of technical consulting.

          2.1.2 Party B agrees to rely exclusively on Party A's technical services and support for the operation and development of the Website, and to remunerate Party A for such services.

          2.1.3 The Parties agree to enter into a separate agreement to stipulate the specific content to be provided, the means of provision, the amount of fees paid by Party A in consideration of such services and related method of payment.

     2.2  Domain Name and Company Name
          ----------------------------

          2.2.1 For the purpose of assisting Party B's business development efforts during the term of this Agreement, Party A authorises Party B to use, on a non-exclusive basis, the second-tier domain name www.Sohu.com.cn, which is registered in the name of and held by Party A. Moreover, Party A undertakes to assist Party B in obtaining from Party A's parent company, Sohu.com Inc., a license to use on a non-exclusive basis the top-level domain name, www.Sohu.com.

          2.2.2 Further to Article 2.2.1 above, Party A authorises Party B to use, for the duration of this Agreement, the trade names "Chinese Symbol" and "Sohu", which are registered in the name of and held by Party A.

          2.2.3 The Parties shall enter into separate licensing agreements for the rights outlined in Articles 2.2.1 and 2.2.2 above, which will specify the terms and conditions of use of those rights.

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Cooperation Agreement
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          2.2.4  Party B understands that Party A and its parent company,
                 Sohu.com Inc, are now in the process of registering Sohu's trade marks in the PRC. The Parties agree that, when the said registration is completed and should Party B so desire, they shall negotiate and enter into a separate trade mark licensing contract.

     2.3  Information Services Permit and Supervision of Network Security
          ---------------------------------------------------------------

          2.3.1  Party B shall be responsible for the following:

                 2.3.1.1 obtaining and maintaining the continuous validity of the Internet Information Services Permit, in addition to all other operating permits (including, but not limited to, an online news dissemination permit) if required necessary to Party B's lawful operation of its business;

                 2.3.1.2 filing and maintaining the relevant computer network security registrations;

                 2.3.1.3 establishing a responsibility mechanism and supervisory system to handle security issues arising during the course of the Website's operation resulting to content displayed on the Website; and

                 2.3.1.4 implementing and complying with PRC laws in connection with the release of any information online.

     2.4  Content Development and Copyright Licence
          -----------------------------------------

          2.4.1 Party B shall be responsible in consultation with Party A, for developing cooperative relationships, with traditional media and other partners with regard to Website content, and for executing all necessary related agreements, such as content development agreements and content licensing contracts.

          2.4.2 Upon the expiry of any existing content development agreements executed by Party A, Party A shall assist Party B to negotiate with the relevant counter-parties and renew such agreements.

          2.4.3 Party A shall develop in digitalised form the Website content collected by Party B to be released in online and wireless access protocol (WAP) versions, and shall provide to Party B the necessary related technical consulting and guidance services.

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Cooperation Agreement
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          2.4.4  For the duration of this Agreement, Party A shall license to
                 Party B the overall copyright of the Website design, which is owned by Party A, and the digitalised content developed and owned by Party A as set out above in Article 2.4.3.

          2.4.5 Upon the reasonable request of Party B, Party A undertakes to improve and update the design of the user interface and digitalised content of the Website. Any copyrights arising from such improvements and updating shall be the exclusive property of Party A and licensed to Party B.

          2.4.6 The Parties shall enter into separate licensing agreements for the rights outlined in Articles 2.4.4 and 2.4.5 above, which shall specify the terms and conditions of the use of such rights.

     2.5  Provision of Business Platform
          ------------------------------

          2.5.1 In order to assist Party A in the development of its content and related business operations, Party B agrees to provide Party A with:

                 2.5.1.1 space on the Website for exclusive use by Party A in conducting its online advertising and e-commerce activities on the Website;

                 2.5.1.2  access to and use of any required computer hardware;
                          and

                 2.5.1.3 other Internet information services reasonably requested by Party A.

     2.6  Equipment, Leased Line and Personnel
          ------------------------------------
                 2.6.1 The Parties agree to address issues such as the transfer of equipment and the subleasing of the private leased line according to the attached Assets and Business Restructuring Agreement.

3.   Service Fees and Expenditures
     -----------------------------

     3.1 During the term of this Agreement, in consideration of the network security supervision, content development and e-commerce services provided by Party B under Articles 2.3, 2.4 and 2.5 above and Party A will pay to Party B a monthly service fee within ten (10) days of the commencement of each calendar month to reimburse Party B for all its costs and expenses incurred in conducting its services for Party A hereunder and incremental business tax, which fee is currently RMB three hundred thousand (300,000) and will be subject to periodic adjustments as agreed by the Parties.

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     3.2  Unless the Parties agree otherwise in writing, the monthly fee that
          Party B is obliged to pay to Party A under Article 2 of the Assets and Restructuring Agreement will be used to set off the fees that Party A is obliged to pay to Party B under Article 3.1 of this Agreement.

          Pursuant to the set-off outlined above, the Parties' payment obligations should be discharged automatically. However, if the outstanding amount which one Party is obliged to pay to the other Party exceeds the outstanding amount to be paid by that other Party, the first Party must pay the difference ("Set-off Difference") to the other Party.

4.   Representations and Warranties
     ------------------------------

     4.1 Each Party represents and warrants that, as of the date of signing hereof:

          4.1.1 it has fully power and authority (corporate or otherwise) as an independent legal person to execute and deliver this Agreement and to carry out its responsibilities and obligations hereunder; and

          4.1.2 it has executed and delivered all necessary documentation and engaged in all necessary activities to enable it to perform this Agreement.

     4.2 Party A represents and warrants that it lawfully possesses the above-mentioned domain name, trade names and copyright, namely:

          4.2.1  www.Sohu.com.cn;

          4.2.2  the "Sohu" and "Chinese Symbol" trade names and trade marks;
                 and

          4.2.3  copyright to existing digitalised content of the Website.

     4.3 Party B represents and warrants that it has obtained, and will maintain the validity of, an Internet Information Services Permit issued by the relevant competent government authorities, and that it has filed and is maintaining its computer network security registration in accordance with the relevant regulations.

5.   Limitation of Rights
     --------------------

     5.1 Without first securing Party A's written consent to do so, the technical support and various licenses in respect of domain names, trade names, trade marks, and copyrights provided by Party A to Party B may not be transferred, mortgaged or sub-licensed by Party B to any third party or used for the benefit of any third party; nor may

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          any of Party B's rights and obligations hereunder be assigned or sub-licensed to any third party.

     5.2 Party B undertakes to use the rights granted to it by Party A strictly in accordance with the terms of this Agreement, and not to use those rights in any way which, in the opinion of Party A, is misleading or which damages the commercial reputation and interests of Party A.

     5.3 Party B undertakes to assist Party A in protecting the latter's domain name, trade name, trade mark and copyright, to notify Party A of any relevant infringement thereof as soon as it comes to Party B's attention and, at the request of Party A, to undertake or participate in any related litigation or claim for damages.

     5.4 Party B agrees that it shall not, either during the term of this Agreement or at any time thereafter, dispute the rights of Party A with respect to the technology, domain name, trade name, trade mark, copyright, or the validity of this Agreement.

6.   Confidentiality
     ---------------

     6.1 Each Party undertakes to maintain as confidential any trade secrets concerning the other Party that, in connection with the execution and performance hereunder, such Party learns or receives during the term of this Agreement. The Parties agree to use such trade secrets solely in connection with the performance of their respective obligations under this Agreement. Without written permission from the other Party, neither Party shall allow any third party to use such commercial secrets, nor disclose any such secrets, including the execution, performance or contents of this Agreement, to any third party. Failure to abide by this provision shall constitute a breach of this Agreement, and shall result in the liability of the breaching Party for any corresponding damages.

     6.2 Each Party shall ensure that , with the appropriate written permission has been acquired from the other Party, it only discloses trade secrets of the other Party to its respective employees, advisors, agents or contractors for the purposes of performing this Agreement. Furthermore, each Party guarantees to the other Party that any such employees, advisors, agents or contractors will maintain the confidentiality of the trade secrets thus disclosed, failing which it shall be liable for any corresponding damages.

     6.3 Each Party shall, upon the other Party's request, return, destroy, or otherwise dispose of all documents, information or software containing trade secrets relating to the other Party, and cease to use the said trade secrets.

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Cooperation Agreement
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

7.   Breach
     ------

     7.1 In the event that either Party breaches or fails to fully carry out any of its representations, warranties, agreements or obligations hereunder, the non-breaching Party may send a written notice to the breaching Party demanding rectification within ten (10) days, and demanding that the breaching Party continue to perform the Agreement and take sufficient, effective and timely measures to clear up any consequences of such breach, as well as to compensate the non-breaching Party for any losses that it may have sustained as a consequence of such breach.

     7.2 The total amount for which the breaching Party is liable to compensate the non-breaching Party for any losses that the latter has sustained due to it's the breach shall be equivalent to the total actual and potential losses sustained as a result of the said breach, including contractual interests that the non-breaching Party would have been able to obtain upon the Agreement being performed.

8.   Force Majeure
     -------------

     8.1 "Force Majeure" refers to any event, including but not limited to wars or natural disasters, that is unforeseeable or if foreseeable, the occurrence and effect of which is unavoidable and insurmountable. In light of the special nature of computer networks, Force Majeure shall also include all of the following, where they affect the normal operation of the Parties' respective computer networks:

          8.1.1 attacks by hackers or invasion by or activation of computer viruses;

          8.1.2 failure on the part of either or both Parties, as a result of the damaged, paralysed or otherwise incapacitated state of their computer systems, to perform their services or obligations under this Agreement;

          8.1.3 major disruption due to technical adjustments by telecommunications departments; or

          8.1.4 temporary suspension of operations as a result of government controls.

     8.2 Should either Party, due to the occurrence of Force Majeure, fail to perform this Agreement in full or in part, such Party shall, in consideration of the effect of the Force Majeure, be exempted from all or some of its responsibilities hereunder, except where PRC laws provide otherwise.

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

     8.3 Should either Party fail to perform in a timely manner its duties under this Agreement and subsequently Force Majeure were to occur, such Party shall not be exempted from any of its liabilities hereunder as a result of its failure to perform said duties.

     8.4 Should either Party be unable to perform this Agreement as a result of Force Majeure, it shall inform the other Party, as soon as possible following the occurrence of such Force Majeure, of the situation and the reason(s) for non-performance, so as to minimize any losses incurred by the other Party as a consequence thereof. Furthermore, within a reasonable period of time after the notification of Force Majeure has been provided, the Party encountering Force Majeure shall provide a legal certificate issued by a public notary (or other appropriate organization) of the place wherein the Force Majeure occurred, in witness of the same.

     8.5 The Party affected by Force Majeure may suspend the performance of its obligations under this Agreement until any disruption resulting from the Force Majeure has been resolved. However, such Party shall make every effort to eliminate any obstacles resulting from the Force Majeure, thereby minimising to the greatest extent possible the adverse effects of such, as well as any resulting losses.

9.   Effective Date and Term
     -----------------------

     9.1 Subject to the provisions of Article 10.2 hereof, this Agreement shall be effective as of the date first indicated above shall have a term of twenty (20) years and may be extended upon its expiry by the mutual written consent of the Parties.

     9.2 Should either Party wish to extend the term of this Agreement, it shall notify the other Party to this effect in writing at least thirty
          (30) days prior to the expiry hereof, to which the other Party shall respond in writing within ten (10) days thereafter.

10.  Amendments and Termination
     --------------------------

     10.1 This Agreement shall not be amended or assigned, except by means of a written instrument executed by the duly authorised representatives of the Parties.

     10.2 This Agreement may only be terminated in the following situations:

          10.2.1 with the mutual written consent of the Parties following consultation;

          10.2.2 within ten (10) days following the issue by the non-


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                 breaching Party of a written notice in accordance with Article
                 7.1 of this Agreement, the breaching Party fails to remedy the breach or to take sufficient, effective and timely measures to resolve any consequences of the said breach, or to compensate the non-breaching Party for any losses it may have sustained as a consequence of that breach, the non-breaching Party shall be entitled to terminate this Agreement unilaterally by means of a written notice; or

          10.2.3 where Force Majeure prevails for thirty (30) or more days, such that the continued performance of this Agreement becomes impossible, either Party shall be entitled to terminate this Agreement by means of a written notice, with immediate effect.

     10.3 The termination or early termination of this Agreement for any reason whatsoever shall not affect:

          10.3.1 the validity of any provisions contained herein concerning the settlement of accounts and damages;

          10.3.2 the obligations of Party B under Article 5 of this Agreement in respect of the limitation of rights;

          10.3.3 the continuing obligations of the Parties under Article 6 of this Agreement to observe their commitments in respect of confidentiality.

11.  Settlement of Disputes and Applicable Law
     -----------------------------------------

     11.1 Should a dispute arise between the Parties in connection with the interpretation or performance of this Agreement, they shall attempt to resolve such dispute through friendly consultations between themselves. If the dispute cannot be resolved within thirty (30) days after the commencement of such consultations, then either Party may submit it to the China International Economic and Trade Commission in Beijing for arbitration in accordance with its current effective arbitration rules.

     11.2 The execution, validity, interpretation and performance of this Agreement shall all be subject to the laws of the PRC, as shall the resolution of any disputes arising in respect of this Agreement.

     11.3 During arbitration, the Parties shall, to the extent possible, continue to implement those parts of this Agreement unrelated to such arbitration.

12.  Notices
     -------

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

     12.1 Unless prior notice of a change of address is given by the relevant Party, all correspondence between the Parties during the performance of this Agreement shall be delivered either in person, by express courier, facsimile transmission, registered mail or e-mail to the following correspondence addresses:


          Party A:        Sohu ITC Information Technology (Beijing) Co., Ltd.
          Address:        Suite 1519, Tower 2 Bright China Chang An
                          Building, No. 7 Jiangguomennei Avenue, Beijing, PRC
          Zip code:       100005
          Telephone:      (86 10) 6510 2160
          Facsimile:      (86 10) 6510 2159
          E-mail:         tom@itc.com.cn
          Contact person: Mr Tom Gurnee

          Party B:        Beijing Sohu Online Network Information Services
                          Co., Ltd.
          Address:        No.7 Beibingmasi Hutong, Dongcheng District,
                          Beijing, PRC
          Zip code:       100027
          Telephone:      (86 10) 6510 1234
          Facsimile:      (86 10) 6510 1234
          E-mail:         maxguo@sohu.com.cn
          Contact person: Mr Max Guo

     12.2 Notices or communications shall be deemed to have been received:

          12.2.1 at the exact time displayed in the corresponding transmission record, if delivered by facsimile, unless such facsimile is sent after 5:00 p.m. or on a non-business day in its place of receipt, in which case the date of receipt shall be deemed to be the following business day in the place of receipt;

          12.2.2 on the date that the receiving Party signs to acknowledge receipt of the correspondence, in the case of delivery by person (including express mail);

          12.2.3 fifteen (15) days after the date shown on the registered mail receipt, in the case of a registered letter; or

          12.2.4 on the successful printing by the sender of a transmission report evidencing the delivery of the relevant e-mail, in the case of an e-mail transmission.

13.  Miscellaneous
     -------------

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

     13.1 Failure or delay on the part of either Party to exercise any right hereunder shall not operate or be interpreted as a waiver thereof, nor shall any single or partial exercise of any right preclude any other future exercise thereof.

     13.2 The invalidity of any provision of this Agreement shall not affect the validity of any other provision hereof.

     13.3 Any matter not specified in this Agreement shall be handled through discussions between the Parties and resolved in accordance with the laws of the PRC.

Attachment: Assets and Business Restructuring Agreement

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Cooperation Agreement
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

SIGNED for and on behalf of

Sohu ITC Information Technology (Beijing) Co., Ltd. (affix company seal)


--------------------------------------------------
Signature of authorised representative

Name      :

Title     :



SIGNED for and on behalf of

Beijing Sohu Online Network Information Services Co., Ltd (affix company seal)

--------------------------------------------------
Signature of authorised representative

Name      :  He Jinmei

Title     :


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